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                                                                   EXHIBIT 10.32

                                                                  Execution Copy

                FIRST AMENDMENT TO FACILITY RESERVATION AGREEMENT

     THIS FIRST AMENDMENT TO FACILITY RESERVATION AGREEMENT is made by and between PACKAGING COORDINATORS, INC., a Pennsylvania corporation ("PCI") and AVIRON, a Delaware corporation, to be effective and binding on the parties as of August 1, 2000 (the "EFFECTIVE DATE").

                                    RECITALS

     A. PCI and Aviron are parties to that certain Facility Reservation Agreement dated effective October 31, 1997 (the "ORIGINAL AGREEMENT"). Capitalized terms defined in the Original Agreement shall have the same meanings when used herein.

     B. The parties now desire to amend the Original Agreement, as more particularly set forth below.

     NOW, THEREFORE, the parties hereby agree that the Original Agreement shall be amended as follows:

     1. Aviron Area. As of the Effective Date of this Amendment, the Aviron Area (as that term is defined in Section 1.1 of the Original Agreement) shall be expanded to include the "Expansion Area" that is described on Attachment 1 hereto, which comprises: (i) an additional 4,416 square feet of interior space within the Building, and (ii) an additional 2,520 square feet of exterior footprint space, as well as the second floor space as described, for the external build-out as described in Attachment 1. PCI shall deliver possession of the Expansion Area to Aviron as of October 16, 2000. All improvements to be made to the Expansion Area shall be constructed at Aviron's expense and made in accordance with the provisions of Paragraph 7 below; provided, however, that any costs to relocate existing PCI fixtures and/or equipment located within the Expansion Area (i.e., emergency generators, alcohol or waste storage equipment, etc.) shall be paid by PCI.

     2. Base Monthly Fee. Effective as of the date construction or improvements to the Expansion Area is commenced, the "BASE MONTHLY FEE" (as that term is defined in Paragraph 1.1 of the Original Agreement) shall mean $123,162 per month.

     3. Production Agreement. The term "Production Agreement," as defined in Paragraph 1.1 of the Original Agreement shall mean and refer to the Production Agreement as originally defined, and all amendments, extensions and restatements thereof made from time to time by the parties, including, without limitation, the Amended and Restated Production Agreement dated effective as of August 1, 2000 being entered into contemporaneously herewith.

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     4.   Repair and Maintenance. Paragraph 5.1 of the Original Agreement is
hereby deleted in its entirety and replaced by the following:

          4.1  Repair and Maintenance.

               (a) PCI shall, at all times during the term of this Agreement and at its sole cost and expense, maintain in good order, condition and repair the Building and every part thereof including without limiting the generality of the foregoing, foundation, roof (structure and membrane), load-bearing and exterior walls, building systems, fire alarm/fire suppression system, pest control, perimeter security, windows, doors, skylights, all structural elements of the Building, and all plumbing, electrical, wiring conduits, connectors and fixtures, the chillers and related piping up to the point where the main supply lines enter the mechanical room in the Aviron Area (the "Mechanical Room") and the return lines to the chillers, and the generator and emergency power supply system for the Aviron Area; provided, however, that PCI shall not be responsible for maintaining the items to be maintained by Aviron pursuant to subsection (b) below.

               (b) Aviron shall, at all times during the term of this Agreement and at its sole cost and expense, maintain the warehouse freezer (including the compressors) and all aspects of the Aviron Area other than electrical lines and chilled water lines and returns within the Aviron Area but outside the Mechanical Room.

     5. Term. Paragraph 2.2 of the Original Agreement is hereby deleted in its entirety and replaced by the following:

          Subject to Paragraph 2.4 below, the term of this Agreement shall begin on the Effective Date and, unless extended as set forth below or earlier terminated as set forth in this Agreement or Section 10.9 of the Production Agreement, shall end on December 31, 2004 (the "Agreement Expiration Date"). The term of this Agreement may be extended by Aviron upon six (6) months prior written notice to PCI, for up to two (2) additional periods of three (3) years each, provided that prior to the exercise of the first extension, Aviron shall (a) have ordered PCI to perform Secondary Production (as defined in the Production Agreement) at a rate which would result in production of at least 10 million Syringe (as defined in the Production Agreement) units of Product (as defined in the Production Agreement) on an annualized basis (including any quantities subject to a binding forecast), (b) have exercised the first extension of the term of the Production Agreement (as contemplated in Section 10.1 of the Production Agreement), and (c) then be in compliance, in all material respects, with the terms of


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          this Agreement and the Production Agreement; and prior to the exercise of the second extension, Aviron shall (a) have ordered PCI to perform Secondary Production at a rate which would result in production of at least 20 million Syringe units of Product on an annualized basis (including any quantities subject to a binding forecast), (b) have exercised the second extension of the term of the Production Agreement (as contemplated in Section 10.1 of the Production Agreement), and (c) then be in compliance, in all material respects, with the terms of this Agreement and the Production Agreement.

     6. Separate Entrance. The last sentence of Paragraph 2.7 is hereby deleted in its entirety and replaced by the following:

          In the event either Party desires, at its option, to initiate a proposal to modify the Building to add a separate entrance to the Aviron Area, such modification: (i) will be subject to the prior written approval of the other party; (ii) shall be performed in compliance with all applicable laws and regulations, including the Americans with Disabilities Act; (iii) shall not interfere with Aviron's use of the Aviron Area and PCI's use of its facility; and
          (iv) shall be at the expense of the Party initiating the proposal.

     7. Additional Construction. Aviron will construct, at its own expense, any desired improvements to the Expansion Area, subject to review and approval by PCI of all plans and changes thereto, and such construction shall be conducted without interference with PCI's use of its facility. Such construction will be in accordance with all applicable laws and the improvements will, when completed, be in compliance with the Americans with Disabilities Act. All of such improvements shall be deemed to be included in the Aviron Improvements, unless otherwise mutually agreed by the Parties.

     8. Permitted Use. The second sentence of Paragraph 4.1 of the Original Agreement shall be deleted in its entirety.

     9. Furniture and Computers. The Parties acknowledge that PCI has made available to Aviron in the Aviron Area certain computer equipment and office furniture and fixtures, as described on Attachment 2 attached hereto and incorporated herein (the "PCI FF&E"). During the term of this Agreement, Aviron shall be permitted to use the PCI FF&E in the ordinary course of its operations, and PCI shall be responsible for the routine maintenance and upkeep of the PCI FF&E until such time as, individually, the items included in the PCI FF&E are no longer usable by Aviron for the purpose intended. At such time, the items, individually, shall be returned to PCI, and PCI shall have no obligation to replace such item(s). Aviron shall be responsible, at its own expense, for any replacement items of furniture, fixtures and computer equipment used by Aviron in the Aviron Area.


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     10.  Buy Back Amounts.

          (a) Paragraph 10.5(a)(i)(D) of the Original Agreement is hereby deleted in its entirety and replaced by the following:

               (D) In the event this Agreement shall terminate at any time during calendar year 2003 or 2004, the Buy-Back Amount shall be six hundred thousand dollars ($600,000).

          (b) Paragraph 10.5(a)(i)(E) of the Original Agreement is hereby deleted in its entirety.

     11.  Notices. Notices to Aviron should be sent to the following address:

               Aviron
               297 North Bernardo
               Mountain View, California 94043
               Attention: Vice President, Operations

     12. Other Changes. The Original Agreement is and shall remain in full force and effect in accordance with its terms, except as specifically amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the date first above written.


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                                        PACKAGING COORDINATORS, INC.


                                        By: /s/ Paul Alvater
                                           -------------------------------------

                                        Name: Paul Alvater
                                             -----------------------------------

                                        Title: President, PCI Contract Services
                                              ----------------------------------



                                        AVIRON


                                        By: /s/ Edward J. Arcuri
                                           -------------------------------------

                                        Name: Edward J. Arcuri
                                             -----------------------------------

                                        Title: Sr. Vice President, Operations
                                              ----------------------------------


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                                  ATTACHMENT 1

                                 EXPANSION AREA


                                     [Map]
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                                  ATTACHMENT 2

    COMPUTER EQUIPMENT, OFFICE FURNITURE AND FIXTURES INCLUDED IN PARAGRAPH 9


                        PACKAGING COORDINATOR INVENTORY

COMPUTER SUPPLIES                       QUANTITY
--------------------------------------------------
Computer Monitors                          3
--------------------------------------------------
Computer Hard Drives                       3
--------------------------------------------------
Computer Keyboards                         3
--------------------------------------------------
Computer Mouse                             3
--------------------------------------------------
Computer Desk                              1
--------------------------------------------------
Computer Laptop                            3
--------------------------------------------------
Computer Scanner                           1
--------------------------------------------------
Laser Jet Printer                          3
--------------------------------------------------
DESKS/OFFICE SUPPLIES                   QUANTITY
--------------------------------------------------
BioFit Black Swivel Chair                  4
--------------------------------------------------
Bookshelves                                6
--------------------------------------------------
CABINETS                                QUANTITY
--------------------------------------------------
Conference Room Cabinet                    3
--------------------------------------------------
Metal Cabinet with Wheels                  1
--------------------------------------------------
Metal Drawer Cabinet (Conf. Rm.)           1
--------------------------------------------------
PLASTIC CABINETS                        QUANTITY
--------------------------------------------------
Small                                      2
--------------------------------------------------
Large                                      1
--------------------------------------------------
Conference Room Swivel Chairs              7
--------------------------------------------------
Conference Room Wood Table                 1
--------------------------------------------------
Copier                                     1
--------------------------------------------------
Cradenza                                   1
--------------------------------------------------
Cradenza with Bookcase                     3
--------------------------------------------------
Document Shredder                          1
--------------------------------------------------
Fax Machine                                1
--------------------------------------------------
Gray Workstation Desks                     4
--------------------------------------------------
Gray Computer Desk                         2
--------------------------------------------------
Red Stationary Chairs                      5
--------------------------------------------------
Red Desk Swivel Chair                      3
--------------------------------------------------
Red Office/Swivel Chair                    4
--------------------------------------------------
Rolm Telephone                             6
--------------------------------------------------
Wood Desk                                  3
--------------------------------------------------
Wood File Cabinet with 2 Drawers           2
--------------------------------------------------